Exhibit 99.1

Jaguar Global Growth Corporation I and GLAAM Provide Updates on Proposed Business Combination

Jaguar Global Shareholders Approve Extension of Deadline to Complete Initial Business

Combination, with 44% of IPO Shares Still Outstanding

Announce Appointees for the New Public Company, Captivision Inc., Board of Directors

Miami, Florida and Seoul, South Korea – August 23, 2023 – Jaguar Global Growth Corporation I (Nasdaq: JGGC, JGGCR, and JGGCW) (“Jaguar Global”) and GLAAM, Co., Ltd. (“GLAAM”), a leading designer and manufacturer of architectural media glass, today announced Jaguar Global shareholder approval of an extension to extend the date by which Jaguar Global has to consummate a business combination (the “Termination Date”) and appointees for the Board of Directors relating to the previously announced business combination.

As a result of the business combination, GLAAM and Jaguar Global shareholders will exchange their shares for shares in a new combined company that is named “Captivision Inc.” (“Captivision”). Captivision’s ordinary shares and warrants are expected to be listed on the Nasdaq Stock Market under the proposed ticker symbols “CAPT” and “CAPTW.”

Results of Jaguar Global’s Extension Extraordinary General Meeting

On August 11, 2023, Jaguar Global shareholders approved an amendment to extend the Termination Date. The Termination Date was extended from the original date of August 15, 2023 to September 15, 2023. The amendment also allows Jaguar Global, without another shareholder vote, to elect to extend the Termination Date on a monthly basis until December 15, 2023, or a total of up to four months after the original Termination Date.

“We believe the results of the Extension Extraordinary General Meeting not only provide us with additional flexibility to complete our business combination, but also demonstrate our shareholders’ confidence in the strategy for the combined company,” said Gary Garrabrant, Chairman and CEO of Jaguar Global. “With 44% of the shares issued in our IPO still outstanding, we believe we are well-positioned to close our business combination. We would like to thank our shareholders for their continued support.”

At the Extension Extraordinary General Meeting, the holders of 12,925,707 Jaguar Global Class A Ordinary Shares originally issued in Jaguar Global’s IPO properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.64 per share, for an aggregate redemption amount of approximately $137.5 million. As such, approximately 56% of the Jaguar Global Class A Ordinary Shares issued in the IPO were redeemed and approximately 44% of such shares remain outstanding. After the satisfaction of such redemptions and the extension payment in connection with the extension amendment, the balance in the trust account was approximately $107.3 million.

More information on the results of the Extension Extraordinary General Meeting can be found in the Form 8-K filed on August 16, 2023.

Proposed Public Company Board of Directors

Under the terms of the business combination agreement, Captivision’s board will consist of seven directors. The appointees are highly qualified individuals who bring extensive expertise and complementary skills.

Mr. Garrabrant continued: “We believe the world-class executives we have selected for appointment to Captivision’s board bring diverse and seasoned perspectives to our growth strategy. With backgrounds in both private and public companies across entertainment and news media, real estate, investments, and innovation, these individuals offer invaluable expertise, experience, and relationships. We are privileged to have their support as we execute our strategic vision upon closing the business combination.”

Ho Joon Lee, Co-Founder of GLAAM, commented: “With such high-caliber appointees, we believe Captivision will be well-positioned to drive adoption of our G-Glass technology in new geographies and sectors globally. Each proposed new board member brings deep industry knowledge, along with key leadership and governance experience, and we are confident this combined expertise will be invaluable as we transition to becoming a publicly traded company.”

Captivision’s registration statement on Form F-4 provides more information about the proposed board members under the section entitled “New PubCo Management Following the Business Combination—Management and Board of Directors.” Set out below are Captivision’s board member appointees with brief background information on each:

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Gary R. Garrabrant is the Chairman and CEO of Jaguar Global, as well as the CEO and co-founder of both Jaguar Growth Partners Group, LLC (“Jaguar”) and JGP. He has a strong track record of building and investing in companies in diversified sectors, including logistics, retail, homebuilding, specialty finance, real estate, and technology. Prior to the creation of Jaguar, Mr. Garrabrant co-founded Equity International and later served as its CEO and Director, providing strategic direction and overseeing all of the company’s activities and investment portfolio. Mr. Garrabrant has served as Chairperson, Vice Chairperson and Director of various companies, spanning multiple continents and sectors.

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Ho Joon Lee is an award-winning executive and entrepreneur with a background in technology, media and communications, and finance. Dr. Lee is the co-founder of GLAAM and has led the innovation, commercialization, and business development of GLAAM’s products, having overseen the raise of over $185 million in additional capital and established GLAAM’s partnerships with industry leaders, such as LG Electronics and ANC. Previously, he founded and served as the CEO of two South Korean investment companies, Bio X Co. Ltd. and M3 Capital Partners Asia.

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Betty Liu is an accomplished entrepreneur, journalist, producer, and corporate executive, with over 25 years of professional experience in the United States and internationally. She is currently an independent non-executive director of L’Occitane International (SEHK: 973) and is the former Chairperson, President, and CEO of D and Z Media Acquisition Corp. Ms. Liu

previously served as the Executive Vice Chairperson of the NYSE Group and Chief Experience Officer for NYSE’s parent company, ICE, and she was also a member of the NYSE Group’s board of directors. Ms. Liu was also actively involved in over 25 initial public offerings, including some of the largest listings in recent history.

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Michael Berman has years of experience leading financial functions for public companies and is an expert in real estate. Currently, Mr. Berman is the CEO of MB Capital Associates; a board director and the audit committee chair of Brixmor Property Group Inc. (NYSE: BRX); and a board director, audit committee chair, and governance and nominating committee member for Skyline Champion Corp. (NYSE: SKY), one of the nation’s largest factory-built housing companies. Before his time at MB Capital Associates, he held the roles of CFO and Executive Vice President at GGP, Inc., and he previously served in these capacities at Equity LifeStyle Properties (NYSE: ELS). At ELS, Mr. Berman was responsible for the company’s capital markets, finance, treasury, accounting, tax, technology, and investor relations functions.

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Craig Hatkoff is a veteran leader in commercial real estate and global digital infrastructure, having served on the board of directors of several public companies in the real estate industry. Mr. Hatkoff is a current board director of both Jaguar Global and SL Green Realty Corp. (NYSE: SLG), a public REIT and the largest owner of commercial real estate in Manhattan, and he is also the current Chairperson of Turtle Pond Publications. Mr. Hatkoff was previously the executive chairperson of LEX Markets and served on the board of directors of Digital Bridge (NYSE: DBRG) (f/k/a Colony Capital, Inc.), a public REIT focused on global digital infrastructure.

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Jessica Thomas has extensive experience in the media industry. She is currently a Partner at William Morris Endeavor (WME), a global entertainment agency, and a member of the board of directors of Environmental Media Association. Ms. Thomas founded and ran the commercial division of WME’s predecessor, Endeavor Talent Agency, in 2002, and she helped develop it into one of the leading brand divisions over the past 20 years.

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Hafeez Giwa has nearly 20 years of professional experience in the global real estate investment industry. Mr. Giwa is the Founder and Managing Partner of H Capital International (HCI), a privately held investment, development, and advisory firm specializing in real estate and infrastructure, and Co-Founder of HC Capital Properties (HCCP), a real estate investment and development company focused on Africa. Before establishing HCI and HCCP in 2020 and 2015, respectively, he held the position of Vice-President at Actis, a private equity firm focused on growth markets, from 2012 to 2015.

About Jaguar Global Growth Corporation I

Jaguar Global Growth Corporation I is a partnership between Jaguar Growth Partners, a global investor in growth companies, and Hennessy Capital Group, an alternative asset manager for innovative technology companies. For more information, please visit www.jaguarglobalgrowth.com.

About GLAAM

GLAAM is the inventor and manufacturer of G-Glass, the world’s first architectural media glass that combines IT building material and architectural glass into one standalone product. G-Glass has a variety of applications, including digital out of home media and marketing.

To learn more about GLAAM, visit: www.glaam.co.kr/en.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Jaguar Global’s, GLAAM’s and Captivision’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaguar Global and its management, Captivision and GLAAM and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against Jaguar Global, GLAAM, Captivision or others; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Jaguar Global or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Jaguar Global or GLAAM as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Captivision to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Jaguar Global, GLAAM or Captivision may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on GLAAM’s business and/or the ability of the parties to complete the proposed business combination; (12) GLAAM’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaguar Global’s final prospectus relating to its initial public offering and in Jaguar Global’s and Captivision’s subsequent filings with the SEC, including the registration statement on Form F-4, which includes the preliminary proxy statement/prospectus, relating to the business combination.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of Jaguar Global, GLAAM or Captivision undertake any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, Captivision has filed a registration statement on Form F-4 (File No. 333-271649) (the “Registration Statement”) with the SEC as amended by Amendment No. 1 to the Registration Statement filed on June 1, 2023 and Amendment No. 2 to the Registration Statement filed on July 7, 2023), which includes a preliminary prospectus with respect to Captivision securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the shareholder meeting of Jaguar Global to vote on, among other things, the business combination. The Registration Statement filed with the Securities and Exchange Commission has not yet become effective. Jaguar Global’s shareholders and other interested persons are advised to read the Registration Statement, including the preliminary proxy statement/prospectus, and when available, any amendments thereto, the definitive proxy statement/prospectus and any other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about GLAAM, Jaguar Global and the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Jaguar Global as of a record date to be established for voting on the proposed business combination. Shareholders are also, or will be, able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, any amendments thereto, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, or upon written request to Jaguar Global at Jaguar Global Growth Corporation I, 601 Brickell Key Drive, Suite 700, Miami, FL 33131.

Participants in Solicitation

Jaguar Global and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaguar Global’s shareholders with respect to the proposed business combination. A list of the names of Jaguar Global’s directors and executive officers and a description of their interests in Jaguar Global is contained in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Jaguar Global’s securities have changed since the filing of the Registration Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Captivision, GLAAM and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jaguar Global in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is contained in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts:

Jaguar Global Growth Corporation I Media Contact

Dukas Linden Public Relations for Jaguar Global Growth Corporation I

+1 212.704.7385

jaguar@dlpr.com

Jaguar Global Growth Corporation I Investor Relations Contact

Cody Slach and Jackie Keshner

Gateway Group, Inc.

+1 949.574.3860

JGGC@gateway-grp.com

GLAAM Investor Relations Contact

Nakyung Kim

THE IR

+82.2.785.1109

snk@irup.co.kr